SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 16, 2003


                     New Millennium Development Group Inc.
                 (Exact Name of Registrant Specified in Charter)


           NEVADA                     000-26493                   88-0390251
(State or Other Jurisdiction       (Commission File            (I.R.S. Employer
     of Incorporation)                 Number)               Identification No.)


                           723 CASINO BLVD., 2ND FLOOR
                          LAS VEGAS, NEVADA 89101-6716
               (Address of Principal Executive Offices)(Zip Code)



           Registrant's telephone number, including area code: 239-293-5195

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         On August 27th , 2003 New Millennium Development Group Inc.(NMDV. OTCBB) entered into an Agreement For The Exchange of Common Stock with Millennium National Events, Inc. A Florida corporation and its Shareholders. NMDV. OTCBB has agreed to issue 23,200,000 shares of its common stock, $0.001 par value, such that Millennium National Events, Inc. becomes a wholly owned subsidiary of NMDV.OTCBB. The new shares will be subject to a 144 restriction.

ITEM 2. CHANGES IN TOTAL SHARES ISSUED AND OUTSTANDING

         On June 16th, 2003 New Millennium Development Group Inc. cancelled 1,200,000 shares that were returned to the treasury.


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                                    SIGNATURE


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                         New Millennium Development Group Inc

August 28th, 2003                        /s/ Riz Alikhan
                                         ---------------------------------------
                                         Chief Executive Officer